EXHIBIT 32.1
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                Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
                 Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I,  Raymond  N.  Joeckel,  the  President  of Eagle  Exploration  Company,  (the
"Company"),  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350, that to the best of my knowledge:

(1)  the Quarterly  Report on Form 10-QSB of the Company for the fiscal  quarter ended June 30, 2003 (the "Report") fully complies with the  requirements of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003

                                          /s/  Raymond N. Joeckel
                                          Name: Raymond N. Joeckel
                                          Title: President